      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC.]
--------------------------------------------------------------------------------

      Growth and Income Fund
     ------------------------------------------------------------------

Portfolio Review

January 18, 2001

Dear Shareholder:

The Standard & Poor's 500 Stock Index/1/ (the "S&P 500") declined by 8.7% during the six month period ended December 31, 2000 on a total return, United States (the "U.S.") dollar basis. This pushed the S&P 500 down 9.1% during 2000, marking the first time since 1990 that the index registered a yearly decline. Early in the second half of the year, the S&P 500 twice approached the record levels achieved back in March. However, the attempt to break new highs was quelled during early September when investors began to focus on the large number of negative earnings pre-announcements. For the first time, the belief that a possible hard landing for the economy emerged. A seemingly endless stream of negative sales and earnings pre-announcements from high profile companies, particularly in the technology sector, continued through the end of the year, driving the markets dramatically lower during the latter part of 2000. The economic data clearly showed signs of a slowing economy, and Federal Reserve (the "Fed") Chairman Alan Greenspan indicated that the U.S. economy had "moderated appreciably" during a speech in early December. Although the Fed left interest rates unchanged at year-end, the Federal Open Market Committee cited eroding consumer confidence, shortfalls in revenue and earnings, and stress in some segments of the financial markets for changing their bias from an inflationary tilt to concerns of economic weakness. The release of revised third quarter Gross Domestic Product/2/ (the "GDP") supported the Fed's view of a moderating economy. According to the Commerce Department, revised third quarter GDP rose at a 2.2% annual rate, revised down from the advanced 2.7% rate the Department released in late October, and considerably below the 5.6% rate achieved during the second quarter of 2000. This marked the slowest rate of growth since the third quarter of 1996.

Concerns over decelerating earnings growth and the potential of a hard landing for the U.S. economy helped push the technology heavy NASDAQ Composite Index/3/ down 36.7% during the second half of 2000, on its way to a 39% drop for the year, its largest decline ever. The 7.8% decline in the S&P 500 during the fourth quarter marked the first time in over 22 years that the index had fallen for three consecutive quarters. The S&P 500's decline in 2000 ended a streak of five consecutive years of +20% or better returns. Eight of the eleven economic sectors in the S&P 500 posted gains during the second half of the year, but it was not enough to offset the decline in Technology (-41.7%), Communication Services (-28.5%) and Consumer Cyclicals (-1.7%). The best performing sectors were Utilities (+38.5%), Financials (+26.5%) and Basic Materials (+17.8%). Despite the 9.1% decline in the S&P
------
/1/Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

/2/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States of America.

/3/The NASDAQ Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded common stocks and American Depositary Receipts.

HSBC Mutual Funds Trust


500 during 2000, the unweighted index actually rose 12%, as over 57% of the stocks in the index on December 31, 2000 advanced during the year. In fact, the decline in the S&P 500 can be attributed to the largest stocks (based on beginning of year market capitalization), such as Microsoft Corp., Lucent Technologies, Cisco Systems, Inc. and WorldCom, Inc. While the large cap names suffered, the Standard & Poor's MidCap 400 Stock Index/4/ and the Standard & Poor's SmallCap 600 Index/5/ rose 7.8% and 4.6%, respectively, during the last six months of 2000.

Net inflows to equity funds slowed considerably during the second half of the year after the record-breaking levels witnessed in early 2000. For the full year, equity funds saw an estimated $310 billion in net inflows, a 65% increase from 1999 levels. The Initial Public Offering (the "IPO") market followed a similar path during the year. A record $61 billion was raised in initial public offerings in 2000, but as the markets declined, the number of IPO pricings and filings declined as well. The last three months of the year marked the slowest fourth quarter for IPO pricings in eight years. The average IPO had declined almost 14% in 2000, with almost 60% of the year's IPO's trading below their initial sale price.

Outlook and Strategy

Our outlook for the equity markets has turned more positive, especially since we have the luxury of writing this in early January following Alan Greenspan's surprising 50 basis point Fed funds rate reduction. In December our view was that the tone of equity markets would improve following clarification on several issues, including the election, the Fed, corporate earnings and investor cash flows. We now have a clear and investor-friendly picture on the first two and will be carefully reading the tea leaves on the last two as the first quarter progresses. Corporate earnings announcements will probably paint a rather gloomy picture much of which, we believe, was rather painfully priced into the equity markets during the last quarter of 2000.

The final issue to be clarified is whether investors, tallying their equity returns in 2000, will exit the markets or stay the course and continue to add their investable cash to equities. We expect the latter to occur, as a generation of investors has grown up comfortable with the equity market as a place to invest. These investors are to a very large degree, fully employed and at their peak earning and savings years and attempting to address their personal concerns that Social Security will not provide a sufficient standard of living during retirement.

Going forward, we believe that 2001 will be a bull market year with equity prices moving higher, due to a combination of factors. These include: an extended soft landing in the economy, a proactive Federal Reserve and a bipartisan Congress providing fiscal relief for the slowing economy in the form of tax cuts. Other positive factors include continued corporate productivity gains leading to accelerating earnings growth through 2001 and finally a
--------
/4/Standard & Poor's MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

/5/Standard & Poor's SmallCap 600 Index is an unmanaged index comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Portfolio composition is subject to change.

HSBC Mutual Funds Trust

continued healthy supply/demand equation for equities. A final note: the road ahead will not be smooth. We believe that the significant stock market volatility witnessed in 2000 will continue to be a fact of life.

HSBC Growth and Income Fund Portfolio Summary

The Fund outperformed the S&P 500 during the second half of 2000. Both sector allocation and stock selection detracted from relative performance during the period. The fund's overweight position in Technology, as well as stock selection in Financials had the largest negative impact on performance. Stock selection in Consumer Staples positively contributed towards relative performance during the period, as did modest cash balances. Due to strong performance during the first half of 2000, the fund entered December ahead of the S&P 500 for the year. Unfortunately, the fund was not able to hold on to the superior performance for entire full year period, as technology and growth related issues underperformed during the final month of the year, while value and low price-earnings ratio issues provided positive relative performance. We will continue to maintain our long-term positions in high-quality companies with superior earnings prospects.

Sincerely,

/s/ Fredric P. Lutcher
Fredric P. Lutcher, III, CFA
Chief Investment Officer, U.S. Equities
--------
The views expressed in this report reflect those of the portfolio manager for the period ended December 31, 2000. The manager's views are subject to change at any time based on the market and other conditions.

HSBC Mutual Funds Trust


                            Growth and Income Fund
                     Performance (as of December 31, 2000)


                                    [GRAPH]

                 Growth and        Growth and       Standard &       Lipper
                 Income Fund       Income Fund         Poors        Growth &
                Class A Shares    Class A Shares        500        Income Fund
                (without load)     (with load)        Index(7)       Index(8)
                --------------    --------------    ----------     -----------
Dec 1990           $10,000            $ 9,497         $10,000        $10,000
Dec 1991            13,192             12,529          13,055         12,775
Dec 1992            14,213             13,499          14,056         14,006
Dec 1993            15,809             15,014          15,460         16,054
Dec 1994            15,340             14,569          15,663         15,987
Dec 1995            20,419             19,393          21,525         20,965
Dec 1996            24,075             22,865          26,492         25,300
Dec 1997            30,676             29,134          35,330         32,099
Dec 1998            38,948             36,991          45,428         36,459
Dec 1999            46,146             43,826          54,988         40,783
Dec 2000            41,289             39,214          49,981         40,944

-----------------------------------------------------------------------------
                          Average Annual Total Return
-----------------------------------------------------------------------------
                                   1 Year         5 Year     10 Year
-----------------------------------------------------------------------------
Class A Shares
Offering Price(1)                 (15.02%)       13.94%       14.64%
NAV(2)                            (10.52%)       15.12%       15.23%
-----------------------------------------------------------------------------
Class B Shares(6)
with CDSC(3)                      (14.82%)       14.79%       15.07%
without CDSC(4)                   (11.39%)       14.79%       15.07%
-----------------------------------------------------------------------------
Class C Shares
with CDSC(5)                      (12.25%)       14.79%       15.07%
without CDSC(6)                   (11.39%)       14.79%       15.07%
-----------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 5.00%.
(2) Excludes the maximum sales charge of 5.00%.
(3) Performance of the Class B Shares, which commenced offering on 7/1/99 is based on the historical performance of the Class A Shares prior to that date which do not reflect the higher distribution fees or the contingent deferred sales charge (CDSC) associated with the Class B Shares. Had the higher distribution fees and the CDSC been incorporated, total return and hypothetical growth figures would have been lower.
(4) Excludes contingent deferred sales charge for Class B Shares.
(5) Performance of the Class C Shares, which commenced offering on 7/1/99 is based on the historical performance of the Class A Shares prior to that date which do not reflect the higher distribution fees or the contingent deferred sales charge (CDSC) associated with the Class C Shares. Had the higher distribution fees and the CDSC been incorporated, total return and hypothetical growth figures would have been lower.
(6) Excludes contingent deferred sales charge for Class C Shares.
(7) The Standard & Poor's 500 Index is a widely accepted unmanaged index of overall stock market performance and does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.
(8) The Lipper Growth and Income Fund Index is an index based on the thirty largest growth and income mutual funds (equally weighted) tracked by Lipper Analytical Services Incorporated.
The above illustration compares a $10,000 investment in the Growth and Income Fund, Class A shares, on July 1, 1990 to a $10,000 investment in the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index. All dividends and realized gains are reinvested.
The Fund's performance reflects the reduction of a portion of the Fund's fees. Without the reduction of such fees the performance for the period would have been lower.
Investors cannot invest directly in an index, although they can invest in its underlying securities.

 HSBC Mutual Funds Trust

 HSBC Fixed Income Fund
--------------------------------------------------------------------------------

Portfolio Reviews

January 18, 2001

Dear Shareholder:

The past year was quite volatile as the Federal Reserve Open Market Committee finally finished raising short-term interest rates. Their raising of interest rates 50 basis points following their May 16th meeting, not only signaled their most aggressive tightening since 1995, but marked the end of 175 basis points in tightenings that commenced in June 1999 as interest rates rose from 4.75% to 6.50%.

After a summer of moderate economic growth with simmering inflation, the fourth quarter started to reflect evidence of a slowdown in the pace of economic growth. In particular, October reflected a third quarter Gross Domestic Product/1/ (the "GDP") number of only 2.7% as compared to 5.6% in the second quarter. Furthermore, when this number was revised a month later, it dropped to 2.4%. Additionally, the tight labor market started to show signs of easing as non-farm payroll numbers fell to +3,000 jobs in November and +1,000 jobs in December, a far cry from numbers that exceeded 200,000 earlier in the year.

In the markets, September saw the United States Treasury yield curve, which had been inverted since the beginning of the year, reshape itself as the long bond yields rose some 21 basis points to 5.88% at month end and closed with a higher yield than the 10 year Treasury. Following that, October, for the third year in a row, suffered a liquidity crunch where the market was particularly unforgiving toward shaky or questionable corporate credits.

With the Federal Reserve (the "Fed") adopting an easing bias after their December 19th meeting citing weakness in the economy and the market's growing concern that the economy is headed for a hard landing/recession, we feel that Fed Chairman Greenspan and the Fed will be very active in lowering short term interest rates during the first half of 2001.

Looking ahead to 2001, significant topics of conversations will include the continuing buyback of United States Treasury securities, the amount of tax cuts initiated by our new president and approved by our bipartisan Congress, the hard landing/recession fears brought about by continuing weak economic data and lastly more credit concerns in the corporate bond markets that extend beyond the current problems of telecom and California utility issues.

Sincerely,

/s/ Edward J. Merkle
Edward J. Merkle
Managing Director, Fixed Income
-------
/1/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States.

The views expressed in this report reflect those of the portfolio manager through the period ended December 31, 2000. The manager's views are subject to change at any time based on the market and other conditions.

HSBC Mutual Funds Trust


                               Fixed Income Fund
                     Performance (as of December 31, 2000)


                                    [GRAPH]

                Fixed Income            Fixed Income         Lehman
            Fund Class A Shares     Fund Class A Shares     Aggregate
               (without load)           (with load)        Bond Index(7)
            -------------------     -------------------    -------------
Jan 1993          $10,000                 $ 9,524             $10,000
Dec 1993           10,859                  10,342              10,768
Dec 1994           10,653                  10,146              10,454
Dec 1995           12,435                  11,843              12,386
Dec 1996           12,698                  12,094              12,833
Dec 1997           13,793                  13,136              14,076
Dec 1998           14,942                  14,231              15,297
Dec 1999           14,664                  13,966              15,170
Dec 2000           15,760                  15,010              16,934

-----------------------------------------------------------------------------
                          Average Annual Total Return
-----------------------------------------------------------------------------
                                   1 Year         5 Year     Inception
-----------------------------------------------------------------------------
Class A Shares(5)
Offering Price(1)                  2.36%          3.84%        5.24%
NAV(2)                             7.48%          4.85%        5.88%
-----------------------------------------------------------------------------
Class B Shares(6)
with CDSC(3)                        N/A            N/A        (1.76%)
without CDSC(4)                     N/A            N/A         2.24%
-----------------------------------------------------------------------------


The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1)  Includes the maximum sales charge of 4.75%.
(2)  Excludes the maximum sales charge of 4.75%.
(3) Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% over 4 years. Class B shares bear ongoing distribution fees and service organization fees. The Class B expenses are reflected in the performance data. Class B shares were initially offered on November 6. 2000.
(4)  Excludes contingent deferred sales charge for Class B shares.
(5)  The Class A shares commenced operations on January 15, 1993.
(6)  The Class B shares commenced operations on November 6, 2000.
(7) Lehman Aggregate Bond Index (the "Index") is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The performance of the Fixed Income Fund reflects the deduction of fees for these value added services.

The above illustration compares a $10,000 investment in the Fixed Income Fund, Class A shares, on January 15, 1993 (date of inception) to a $10,000 investment in the Lehman Aggregate Bond Index on that date. All dividends and realized gains are reinvested.

The Fund's performance reflects the reduction of a portion of the Fund's fees. Without the reduction of such fees the performance for the period would have been lower.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

 HSBC Mutual Funds Trust

 HSBC New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Review

January 18, 2001

Dear Shareholder:

During 2000 municipals outperformed taxables on a pretax total return basis. The one year total return on the Lehman Brothers Municipal Bond Index/1/ was 11.68% which was the best since 1995 and the first time since 1990 that the market outperformed all major equity indicies. By comparison the Lehman Brothers Aggregate Index/2/ posted a one year return of 11.63%. This reflected the fact that yields across the municipal yield curve rose by approximately 18 basis points on 2 year bonds, 60 basis points on ten year bonds, and 72 basis points on thirty year bonds. Comparatively, yields along the United States Treasury yield curve declined by 113 basis points on two year bonds, 133 basis points on ten year bonds and 103 basis points on thirty year bonds. Once again the credit outlook continued to improve throughout the state as New York State, New York State appropriated debt, and New York City debt all received upgrades during the year. Given the preceding information regarding yields and ratios municipals should have outperformed taxables. The outperformance of municipals was due primarily to the deteriorating credit story within investment grade corporate obligations. This sector which approximates 24% of the market weight of the aggregate underperformed by the municipals by 229 basis points.

The New York Tax-Free Bond Fund Class A Shares (the "Fund") total return for the year was 10.56% (without load). The Fund underperformed the median of the Lipper New York Municipal Debt Funds Index/3/, which stood at -11.56%. This was the result of a retreat from the previous year's gain of 132 basis points versus the Lipper's New York Municipal Debt Funds. This year's relative performance was the result of being in a neutral duration position as opposed to the peer group, which took on a longer duration position. As of December 31, 2000 the Fund's duration (which takes into account interim principal and income payments as well as maturity levels) was 6.39 years which was slightly lower than the duration of the Lehman New York State Exempt Index/4/ and an overall constructive view of the municipal market. The average maturity of the fund was
10.04 years. In terms of sector diversification the largest sectors consisted of higher education (17.7%), general obligations (17.3%), and medical revenue.
-------
/1/Lehman Brothers Municipal Bond Index is an unmanaged index considered to be representative of the performance of the municipal bond market as a whole.

/2/Lehman Brothers Aggregate Index is an unmanaged index considered to be representative of the performance which tracks the U.S. investment-grade fixed rate bond market at least on year to final maturity.

/3/Lipper New York Municipal Debt Fund Index is comprised of Funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

/4/Lehman New York State Exempt Index is a broad based, total return index which is comprised of bonds issued in the State of New York.

The New York Tax-Free Money Market Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.

HSBC Mutual Funds Trust


New York outperformed the rest of the municipal market by 33 basis points as reflected by the total return of the Lehman New York State Exempt Index. This was the result of credit outperformance in New York due to several upgrades in New York. This brought the average rating of the Lehman New York State Exempt Index up from AA3/A1 to AA2/AA3. The yield versus the worst Lehman New York State Exempt Index is presently 3 basis points richer than that of the Lehman Municipal Bond Index, despite the lower rating. Our credit strategy is to continue to overweight insured credits as the yield spread between insured AAA and single A rated credits is only 5-8 basis points.

Sincerely,

/s/ Jerry Samet
Jerry Samet
Senior Fixed Income Portfolio Manager
--------
The views expressed in this report reflect those of the portfolio manager for the period ended December 31, 2000. The manager's views are subject to change at any time based on the market and other conditions.

HSBC Mutual Funds Trust


                          New York Tax-Free Bond Fund
                     Performance (as of December 31, 2000)

                                    [GRAPH]

               New York Tax-           New York Tax-       Lehman 7-Year
              Free Bond Fund          Free Bond Fund         Municipal
              Class A Shares          Class A Shares            Bond
              (without load)            (with load)           Index(5)
              --------------          --------------       -------------
Dec 1990          $10,000                 $ 9,521             $10,000
Dec 1991           11,259                  10,720              11,215
Dec 1992           12,458                  11,861              12,203
Dec 1993           14,235                  13,554              13,701
Dec 1994           13,077                  12,451              12,993
Dec 1995           15,061                  14,339              15,262
Dec 1996           15,662                  14,912              15,939
Dec 1997           17,066                  16,249              17,406
Dec 1998           18,089                  17,223              18,534
Dec 1999           17,442                  16,607              18,151
Dec 2000           19,284                  18,360              20,273

-----------------------------------------------------------------------------
                          Average Annual Total Return
-----------------------------------------------------------------------------
                                                                 Inception
                           1 Year       5 Year     10 Year      (9/11/2000)
-----------------------------------------------------------------------------
Class A Shares
Offering Price(1)           5.26%        4.05%      6.26%          N/A
NAV(2)                     10.56%        5.07%      6.79%          N/A
-----------------------------------------------------------------------------
Class B Shares
With CDSC(3)                5.61%        4.75%      6.63%          N/A
Without CDSC(4)             9.61%        4.75%      6.63%          N/A
-----------------------------------------------------------------------------
Class C Shares
With CDSC(5)                 N/A          N/A        N/A           2.27%
Without CDSC(6)              N/A          N/A        N/A           3.27%
-----------------------------------------------------------------------------

The performance data quoted represents past performance and is not a indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%.
(2) Excludes the maximum sales charge of 4.75%.
(3) Performance of the Class B Shares, which commenced offering on 7/1/99 is based on the historical performance of the Class A Shares prior to that date which do not reflect the higher distribution fees or the contingent deferred sales charge (CDSC) associated with the Class B Shares. Had the higher distribution fees and the CDSC been incorporated, total return and hypothetical growth figures would have been lower.
(4) Excludes contingent deferred sales charge for Class B Shares.
(5) Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% over 1 year. Class C shares bear ongoing distribution fees and service organization fees. The Class C expenses are reflected in the performance data. Class C shares were initially offered on September 11, 2000. The performance figures for Class C shares for periods prior to such date represent the performance for Class A shares of the Portfolio.
(6) Excludes contingent deferred sales charge for Class C shares.
(7) The Lehman 7-Year Municipal Bond Index is a widely accepted unmanaged index of overall municipal bond market performance and does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

The above illustration compares a $10,000 investment the New York Tax-Free Bond Fund, Class A Shares, on July 1, 1990 to a $10,000 investment in the Lehman 7-Year Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance reflects the reduction of a portion of the Fund's fees. Without the reduction of such fees the performance for the period would have been lower.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

HSBC Mutual Funds Trust

Board of Trustees

JEFFREY J. HAAS         Professor of Law, New York Law School

RICHARD J. LOOS         Former Managing Director, HSBC Asset Management
                        Americas Inc.

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Inc.

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       Managing Director, Heritage Capital Corp.

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


MARK L. SUTER           Vice President


NADEEM YOUSAF           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of December 31, 2000

                             GROWTH AND INCOME FUND

 Shares                    Security Description                         Value
 ------                    --------------------                      -----------

 COMMON STOCKS (97.8%):
 Aerospace & Defense (2.3%):
 28,600 United Technologies Corp. ................................   $ 2,248,675
                                                                     -----------
 Banking (6.7%):
 27,200 Bank of New York Co., Inc. ...............................     1,501,100
 37,200 FleetBoston Financial Corp. ..............................     1,397,325
 39,200 JP Morgan Chase & Co.(b)..................................     1,781,150
 35,800 Wells Fargo & Co. ........................................     1,993,613
                                                                     -----------
                                                                       6,673,188
                                                                     -----------
 Basic Materials (1.2%):
 36,600 Alcoa, Inc. ..............................................     1,226,100
                                                                     -----------
 Beverages (1.8%):
 29,400 Coca-Cola Co. ............................................     1,791,563
                                                                     -----------
 Broadcasting/Cable (1.0%):
 24,500 Comcast Corp.(b)..........................................     1,022,875
                                                                     -----------
 Chemicals (0.6%):
 15,900 Dow Chemical Co. .........................................       582,338
                                                                     -----------
 Computer Software (7.4%):
 21,200 Automatic Data Processing, Inc. ..........................     1,342,225
 61,300 Microsoft Corp.(b)........................................     2,666,549
 86,000 Oracle Corp.(b)...........................................     2,499,375
 9,600  Veritas Software Corp.(b).................................       840,000
                                                                     -----------
                                                                       7,348,149
                                                                     -----------
 Computers & Peripherals (12.6%):
 74,400 Cisco Systems, Inc.(b)....................................     2,845,800
 54,500 Dell Computer Corp.(b)....................................       950,344
 45,400 EMC Corp.(b)..............................................     3,019,099
 76,400 Intel Corp. ..............................................     2,311,100
 16,700 International Business Machines Corp. ....................     1,419,500
 49,200 Sun Microsystems, Inc.(b).................................     1,371,450
 15,600 Texas Instruments, Inc. ..................................       739,050
                                                                     -----------
                                                                      12,656,343
                                                                     -----------
 Consumer Goods & Services (2.7%):
 60,900 Philip Morris Cos., Inc. .................................     2,679,600
                                                                     -----------

HSBC Mutual Funds Trust

                             GROWTH AND INCOME FUND

 Shares                    Security Description                         Value
 ------                    --------------------                      -----------

 COMMON STOCKS (continued):
 Diversified (7.9%):
 91,800 General Electric Co. .....................................   $ 4,400,662
 62,100 Tyco International Ltd. ..................................     3,446,550
                                                                     -----------
                                                                       7,847,212
                                                                     -----------
 Electric Utility (1.9%):
 18,900 Calpine Corp.(b)..........................................       851,681
 15,500 Exelon Corp. .............................................     1,088,255
                                                                     -----------
                                                                       1,939,936
                                                                     -----------
 Financial Services (5.1%):
 72,000 Citigroup, Inc. ..........................................     3,676,500
 38,600 MBNA Corp. ...............................................     1,425,788
                                                                     -----------
                                                                       5,102,288
                                                                     -----------
 Health Care (2.9%):
 27,800 Johnson & Johnson.........................................     2,920,738
                                                                     -----------
 Insurance (5.9%):
 27,000 Allstate Corp. ...........................................     1,176,188
 28,800 American International Group, Inc. .......................     2,838,600
 15,600 Marsh & McLennan Cos. ....................................     1,825,200
                                                                     -----------
                                                                       5,839,988
                                                                     -----------
 Internet Software (0.9%):
 25,300 America Online, Inc.(b)...................................       880,440
                                                                     -----------
 Multimedia (1.9%):
 13,400 Time Warner, Inc. ........................................       700,016
 26,000 Viacom, Inc.(b)...........................................     1,215,500
                                                                     -----------
                                                                       1,915,516
                                                                     -----------
 Oil & Gas Exploration, Production, and Services (7.3%):
 16,800 Enron Corp. ..............................................     1,396,500
 43,500 Exxon Mobil Corp. ........................................     3,781,781
 18,600 Royal Dutch Petroleum Co. ................................     1,126,463
 21,300 Transocean Sedco Forex, Inc. .............................       979,800
                                                                     -----------
                                                                       7,284,544
                                                                     -----------

HSBC Mutual Funds Trust

                             GROWTH AND INCOME FUND

 Shares                    Security Description                         Value
 ------                    --------------------                      -----------

 COMMON STOCKS (continued):
 Pharmaceuticals (12.4%):
 20,900 American Home Products Corp. .............................   $ 1,328,195
 16,200 Cardinal Health, Inc. ....................................     1,613,925
 18,600 Eli Lilly & Co.(c)........................................     1,730,963
 35,700 Merck & Co., Inc. ........................................     3,342,412
 66,675 Pfizer, Inc. .............................................     3,067,049
 22,000 Schering-Plough Corp. ....................................     1,248,500
                                                                     -----------
                                                                      12,331,044
                                                                     -----------
 Retail Stores (6.6%):
 32,600 CVS Corp. ................................................     1,953,963
 43,400 Home Depot, Inc. .........................................     1,982,838
 50,100 Wal-Mart Stores, Inc. ....................................     2,661,562
                                                                     -----------
                                                                       6,598,363
                                                                     -----------
 Telecommunications (8.7%):
 31,600 ADC Telecommunications, Inc.(b)...........................       572,750
 20,400 Corning, Inc. ............................................     1,077,375
 12,600 JDS Uniphase Corp.(b).....................................       525,263
 15,400 Nextel Communications, Inc.(b)............................       381,150
 46,100 Nortel Networks Corp. ....................................     1,478,081
 24,383 Qwest Communications International(b).....................       999,703
 28,100 SBC Communications, Inc. .................................     1,341,775
 39,200 Verizon Communications, Inc. .............................     1,964,899
 23,050 WorldCom, Inc.(b).........................................       322,700
                                                                     -----------
                                                                       8,663,696
                                                                     -----------
    Total Common Stocks............................................   97,552,596
                                                                     -----------

HSBC Mutual Funds Trust

                            GROWTH AND INCOME FUND

                                                         Principal
        Security Description                    Shares    Amount      Value
        --------------------                    ------   --------- -----------
INVESTMENT COMPANIES (2.1%):
 Provident Institutional Temporary Investment
 Fund......................................... 2,140,000           $ 2,140,000
                                                                   -----------
  Total Investment Companies......................................   2,140,000
                                                                   -----------
Daily Sweep Vehicles (0.0%):
Bank of New York Cash Sweep.............................   $228            228
                                                                   -----------
  Total Daily Sweep Vehicles......................................         228
                                                                   -----------
  Total Investments (Cost $76,467,489) (a)--99.9%.................  99,692,824
  Other assets in excess of liabilities--0.1%.....................      50,540
                                                                   -----------
  NET ASSETS--100.0%.............................................. $99,743,364
                                                                   ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $26,691. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $28,277,102
     Unrealized depreciation.......................................  (5,078,458)
                                                                    -----------
     Net unrealized appreciation................................... $23,198,644
                                                                    ===========

(b) Represents non-income producing security.
(c) A portion of the security is segregated for call options written.

Schedule of Written Call Options:

                                                              Contracts  Value
                                                              --------- -------
Options outstanding at the end of year consist of:
Eli Lilly & Co., $95, 1/22/01................................     90    $21,938
                                                                 ---    -------
Total (premiums received $35,639)............................     90    $21,938
                                                                 ===    =======

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of December 31, 2000

                               FIXED INCOME FUND

                                                Maturity Principal
Security Description                      Rate    Date     Amount      Value
--------------------                      ----  -------- ---------- -----------

CORPORATE BONDS - 34.1%
 Aerospace & Defense - 6.3%
  Lockheed Martin Corp. ................. 8.20%  12/1/09 $2,500,000 $ 2,748,100
                                                                    -----------
 Banking - 5.9%
  Bank of America Corp. ................. 7.88   12/1/02  2,500,000   2,570,530
                                                                    -----------
 Electric Utility - 10.2%
  American Electric Power................ 7.25   10/1/02  2,500,000   2,534,561
  Commonwealth Edison.................... 6.95   7/15/18  2,000,000   1,870,988
                                                                    -----------
                                                                      4,405,549
                                                                    -----------
 Financial Services - 5.9%
  Associates Corp., NA................... 5.75   11/1/03  1,500,000   1,479,735
  Ford Credit Auto Owner Trust, 1998-C,
   Class A-4............................. 5.81   3/15/02     79,814      79,749
  Travelers Property Casualty Corp. ..... 7.75   4/15/26  1,000,000   1,016,120
                                                                    -----------
                                                                      2,575,604
                                                                    -----------
 Industrial Goods & Services - 2.6%
  Xerox Corp., Callable 11/15/03 @ 100... 6.25  11/15/26  2,000,000   1,120,000
                                                                    -----------
 Retail - 3.2%
  Penney (JC) Co., Inc. ................. 7.05   5/23/05  2,200,000   1,372,054
                                                                    -----------
  Total Corporate Bonds...........................................   14,791,837
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.3%
 Fannie Mae - 6.9%
  Medium Term Note, Callable 1/16/01 @
   100................................... 6.34    3/8/04  1,000,000     998,974
  Series 1993-104, Class C............... 6.50   3/25/21  2,000,000   2,001,799
                                                                    -----------
                                                                      3,000,773
                                                                    -----------
 Federal Home Loan Bank - 6.9%
  Callable 3/29/01 @ 100................. 6.77  12/29/05  3,000,000   3,000,000
                                                                    -----------
 Federal Home Loan Mortgage Corporation -
   11.9%
  Pool #220019........................... 7.75    1/1/02      9,144       9,220
  Pool #C00922........................... 8.00    2/1/30  3,694,281   3,783,863
  Pool #D62926........................... 6.50    8/1/25  1,455,941   1,435,725
                                                                    -----------
                                                                      5,228,808
                                                                    -----------

HSBC Mutual Funds Trust

                               FIXED INCOME FUND

                                                Maturity Principal
Security Description                      Rate    Date     Amount      Value
--------------------                      ----  -------- ---------- -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -
  (continued)
 Federal National Mortgage Association - 8.5%
  Pool #250414........................... 7.00%  12/1/25 $2,303,594 $ 2,306,257
  Pool #343195........................... 7.50    5/1/26  1,202,341   1,219,349
  Pool #343812........................... 7.50    5/1/26    148,157     150,253
                                                                    -----------
                                                                      3,675,859
                                                                    -----------
 Government National Mortgage Association -
   4.1%
  Pool# 356578........................... 7.50   6/15/23  1,732,124   1,769,314
                                                                    -----------
  Total U.S. Government Agency Obligations........................   16,674,754
                                                                    -----------
U.S. TREASURY OBLIGATIONS - 21.5%
 U.S. Treasury Bonds - 7.2%
  U.S. Treasury Bonds.................... 8.75   8/15/20    200,000     274,878
  U.S. Treasury Bonds.................... 6.63   2/15/27  2,500,000   2,854,775
                                                                    -----------
                                                                      3,129,653
                                                                    -----------
 U.S. Treasury Notes - 14.3%
  U.S. Treasury Notes.................... 7.50   2/15/05  3,100,000   3,371,535
  U.S. Treasury Notes.................... 6.63   5/15/07    500,000     539,313
  U.S. Treasury Notes.................... 6.50   2/15/10  2,100,000   2,298,349
                                                                    -----------
                                                                      6,209,197
                                                                    -----------
  Total U.S. Treasury Obligations.................................    9,338,850
                                                                    -----------
MUNICIPAL OBLIGATIONS - 4.8%
  Oakland, California Pension Obligation,
   Sub-Series A (MBIA Insured)........... 6.91  12/15/07  2,000,000   2,067,240
                                                                    -----------
  Total Municipal Obligations.....................................    2,067,240
                                                                    -----------

HSBC Mutual Funds Trust

                               FIXED INCOME FUND

                                                          Principal
Security Description                                        Amount      Value
--------------------                                      ---------- -----------

INVESTMENT COMPANIES - 0.7%
  Provident Institutional Temporary Investment Fund...... $  307,000 $   307,000
                                                                     -----------
  Total Investment Companies........................................     307,000
                                                                     -----------
 Daily Sweep Vehicles - 0.0%
  Bank of New York Cash Sweep............................        691         691
                                                                     -----------
  Total Daily Sweep Vehicles........................................         691
                                                                     -----------
  Total Investments (Cost $43,541,366) (a)--99.4%...................  43,180,372
  Other assets in excess of liabilities--0.6%.......................     251,094
                                                                     -----------
  NET ASSETS--100.0%................................................ $43,431,466
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $30,105. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation...................................... $ 1,281,040
     Unrealized depreciation......................................  (1,672,139)
                                                                   -----------
     Net unrealized depreciation.................................. $  (391,099)
                                                                   ===========

MBIA - Municipal Bond Insurance Association
NA - National Association

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of December 31, 2000

                          NEW YORK TAX-FREE BOND FUND

 Moody's/S&P                                             Principal
 Ratings(b)             Security Description               Amount      Value
 -----------            --------------------             ---------- -----------

             MUNICIPAL BONDS (96.6%)
             New York (92.9%)
  Aaa, AAA   Albany County, New York Airport
              Authority, Airport Revenue, AMT (FSA
              Insured), 5.50%, 12/15/19, Callable
              12/15/07 @ 102..........................   $  750,000 $   766,875
  Aaa, AAA   Bethlehem, New York Central School
              District, GO, (AMBAC Insured), 7.10%,
              11/1/07.................................      200,000     232,500
  Aaa, AAA   Metropolitan Transportation Authority,
              New York Transportation Facilities
              Revenue, Series A (MBIA Insured), 5.63%,
              7/1/25, Callable 7/1/07 @ 101.5.........    1,200,000   1,236,000
   Aa2, AA   Monroe County, New York, Series B, GO,
              7.00%, 6/1/04, Callable 6/1/01 @ 100.5..       10,000      10,170
    A1/A     Monroe Tobacco Asset Securitization
              Corp., New York, Asset Backed Bonds,
              6.38%, 6/1/35, Callable 6/1/10 @ 101....      500,000     504,375
   A3, A-    New York City, Series A, GO, 7.75%,
              8/15/04, Callable 8/15/01 @ 101.5.......       10,000      10,370
   A3, A-    New York City, Series A, GO, 7.75%,
              8/15/07, Callable 8/15/01 @ 101.5.......       70,000      72,570
   AAA, A-   New York City, Series A, GO, 7.75%,
              8/15/07, Prerefunded 8/15/01 @ 101.5....      305,000     316,636
   A3, A-    New York City, Series B, GO, 7.50%,
              2/1/07, Callable 2/1/02 @ 101.5.........    1,000,000   1,049,060
   A3, A-    New York City, Series E, GO, 6.50%,
              2/15/06.................................    1,200,000   1,318,500
   A3, A-    New York City, Series F, GO, 8.40%,
              11/15/05, Callable 11/15/01 @ 101.5.....       40,000      42,050
  AAA, AAA   New York City, Series F, GO, 8.40%,
              11/15/05, Prerefunded 11/15/01 @ 101.5..      110,000     115,772
   A3, A-    New York City, Series G, GO, 6.75%,
              2/1/09..................................    1,000,000   1,150,000
   Aa3, AA   New York City, Transitional Finance
              Authority Revenue, Series B, FTS, 4.75%,
              11/1/23, Callable 5/1/09 @ 101..........    1,500,000   1,415,625
  Aaa, AAA   New York City, Trust For Cultural
              Resources Revenue, Museum of Modern Art
              (AMBAC Insured), 6.40%, 1/1/04,
              Prerefunded 1/1/02 @ 102................      350,000     365,166
  N/R, Aaa   New York State Thruway Authority, Series
              B-1 (MBIA Insured), 5.50%, 4/1/07.......    1,300,000   1,389,375
  Aaa, AAA   New York State, Dormitory Authority
              Revenue, City University System Revenue,
              Series A (FGIC-TCRS Insured), 5.75%,
              7/1/18..................................    2,370,000   2,615,887

HSBC Mutual Funds Trust

                          NEW YORK TAX-FREE BOND FUND

 Moody's/S&P                                             Principal
 Ratings(b)             Security Description               Amount      Value
 -----------            --------------------             ---------- -----------

             MUNICIPAL BONDS (continued)
             New York (continued)
  Aaa, AAA   New York State, Dormitory Authority
              Revenues, Mental Health Services
              Facilities Revenue, Series G, 4.50%,
              8/15/18, Callable 8/15/08 @ 101.........   $1,650,000 $ 1,542,750
  Aaa, AAA   New York State, Dormitory Authority
              Revenues, State University Education
              Facilities Revenue, Series A (MBIA-IBC
              Insured), 5.88%, 5/15/11................    1,500,000   1,676,250
  Aaa, AA+   New York State, Environmental Facilities
              Corporation, Pollution Control Revenue,
              State Water, Series A, 7.00%, 6/15/12,
              Callable 6/15/01 @ 102..................      150,000     154,956
  Aaa, AA+   New York State, Environmental Facilities
              Corporation, Pollution Control Revenue,
              State Water, Series A, 7.00%, 6/15/12,
              Prerefunded 6/15/01 @ 102...............      150,000     155,031
  Aa1, AA-   New York State, Environmental Facilities
              Corporation, Pollution Control Revenue,
              State Water, Series B, 7.50%, 3/15/11,
              Callable 2/5/01 @ 101...................      250,000     251,643
   Aa2, A+   New York State, Environmental Facilities
              Corporation, Pollution Control Revenue,
              State Water, Series C, 7.20%, 3/15/11,
              Callable 2/5/01 @ 102...................      200,000     203,182
   Aa1, AA   New York State, Housing Finance Agency
              Revenue, Multifamily Mortgage Housing
              Revenue, Series A (FHA Insured), 7.00%,
              8/15/22, Callable 8/15/02 @ 102.........      900,000     942,750
  Aa1, N/R   New York State, Medical Care Facilities
              Finance Agency Revenue, Security
              Management Programs, Adult Day Care,
              Series A (SONYMA Insured), 6.38%,
              11/15/20, Callable 11/15/05 @ 102.......    1,945,000   2,061,700
  Aaa, AAA   New York State, Medical Care Facilities
              Finance Agency Revenue, Series A (FSA
              Insured), 7.70%, 2/15/18, Callable
              2/5/01 @ 100............................       70,000      70,229
  Aaa, AAA   New York State, Urban Development
              Corporation, Senior Lien, Corporate
              Purpose, 5.50%, 7/1/16, Callable 7/1/06
              @ 102...................................    2,000,000   2,074,999
  Aaa, AAA   Niagara, New York Frontier Authority,
              Airport Revenue, Series A, AMT (AMBAC
              Insured), 6.13%, 4/1/14, Callable 4/1/04
              @ 102...................................    2,400,000   2,543,999
   Aa3, A    TSASC, Inc., New York, Revenue, 6.38%,
              7/15/39, Callable 7/15/09 @101..........    1,000,000   1,012,500
                                                                    -----------
                                                                     25,300,920
                                                                    -----------

HSBC Mutual Funds Trust

                          NEW YORK TAX-FREE BOND FUND

 Moody's/S&P                                             Principal
 Ratings(b)             Security Description               Amount      Value
 -----------            --------------------             ---------- -----------

             MUNICIPAL BONDS (continued)
             Puerto Rico (3.7%)
   Aaa/Aaa   Puerto Rico Electric Power Authority,
              Electric Power & Light Revenue, Series
              HH (FSA Insured), 5.38%, 7/1/30,
              Callable 7/1/05 @ 101...................   $1,000,000 $ 1,012,500
                                                                    -----------
             Total Municipal Bonds................................   26,313,420
                                                                    -----------
             INVESTMENT COMPANIES (1.8%)
             Dreyfus New York Tax Free................      488,000     488,000
                                                                    -----------
             Total Investment Companies...........................      488,000
                                                                    -----------
             DAILY SWEEP VEHICLES (0.0%)
             Bank of New York Cash Sweep..............        2,649       2,649
                                                                    -----------
             Total Daily Sweep Vehicles...........................        2,649
                                                                    -----------
             Total Investments (Cost $25,576,049) (a)--98.4%......   26,804,069
             Other assets in excess of liabilities--1.6%..........      439,675
                                                                    -----------
             NET ASSETS--100.0%...................................  $27,243,744
                                                                    ===========

--------
(a) Represents cost for financial reporting and federal income tax purposes. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation........................................ $1,263,762
     Unrealized depreciation........................................    (35,742)
                                                                     ----------
     Net unrealized appreciation.................................... $1,228,020
                                                                     ==========

(b)  Unaudited.

* Variable rate security. Rate represents rate in effect on December 31, 2000. Date presented represents the next rate change date.

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative minimum Taxable Paper
FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Administration
FSA - Financial Security Assurance, Inc.
FTS - Future Tax Secured
GO - General Obligation
MBIA - Municipal Bond Assurance Association
SONYMA - State of New York Mortgage Agency
TCRS - Transferable Custody Receipts

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statements of Assets and Liabilities
December 31, 2000

                                            Growth       Fixed      New York
                                              and       Income      Tax-Free
                                          Income Fund    Fund       Bond Fund
                                          ----------- -----------  -----------
Assets:
 Investments, at value (cost $76,467,489,
  $43,541,366, $25,576,049,
  respectively).......................... $99,692,824 $43,180,372  $26,804,069
 Interest receivable.....................      15,020     483,960      498,909
 Dividends receivable....................      85,585          28           22
 Receivable for capital shares issued....     103,557      35,135       80,000
 Receivable from investment securities
  sold...................................          --          17           --
 Prepaid expenses........................       8,438       4,195        1,437
                                          ----------- -----------  -----------
Total Assets.............................  99,905,424  43,703,707   27,384,437
                                          ----------- -----------  -----------
Liabilities:
 Dividends payable....................... $        -- $   214,063  $    96,503
 Payable for capital shares redeemed.....      19,332          --           --
 Option contracts written, at market
  value (Premiums received $35,639, $0,
  $0, respectively)......................      21,938          --           --
 Accrued expenses and other liabilities:
  Investment advisory....................      47,316      19,983        5,691
  Administration.........................       8,603       3,633        2,277
  Service organization...................       1,497           5          162
  Distribution...........................       4,852          35        4,143
  Other..................................      58,522      34,522       31,917
                                          ----------- -----------  -----------
Total Liabilities........................     162,060     272,241      140,693
                                          ----------- -----------  -----------
Net Assets............................... $99,743,364 $43,431,466  $27,243,744
                                          =========== ===========  ===========
Composition of Net Assets:
 Capital................................. $76,412,209 $46,199,244  $26,625,249
 Accumulated net investment
  income/(loss)..........................          --      72,443      (18,944)
 Accumulated net realized gain/(loss)
  from investment and options
  transactions...........................      92,119  (2,479,227)    (590,581)
 Unrealized appreciation (depreciation)
  from investments and options...........  23,239,036    (360,994)   1,228,020
                                          ----------- -----------  -----------
Net Assets............................... $99,743,364 $43,431,466  $27,243,744
                                          =========== ===========  ===========
 Class A Shares
  Net assets............................. $92,645,591 $43,376,469  $26,336,303
  Shares outstanding.....................   7,177,056   4,471,884    2,323,160
                                          ----------- -----------  -----------
  Net Asset Value and Redemption Price
   per share............................. $     12.91 $      9.70  $     11.34
                                          =========== ===========  ===========
  Maximum sales charge...................       5.00%       4.75%        4.75%
  Maximum Offering Price per share (Net
   Asset Value/(100%--Maximum sales
   charge)).............................. $     13.59 $     10.18  $     11.91
                                          =========== ===========  ===========
 Class B Shares
  Net assets............................. $ 6,983,860 $    54,997  $   753,551
  Shares outstanding.....................     548,526       5,669       66,480
                                          ----------- -----------  -----------
  Net Asset Value, Offering Price and
   Redemption Price per share*........... $     12.73 $      9.70  $     11.34
                                          =========== ===========  ===========
 Class C Shares
  Net assets............................. $   113,913              $   153,890
  Shares outstanding.....................       8,950                   13,575
                                          -----------              -----------
  Net Asset Value, Offering Price and
   Redemption Price per share*........... $     12.73              $     11.34
                                          ===========              ===========

--------
*Redemption Price per share varies by the length of time that shares are held.

See notes to financial statements.

HSBC Mutual Funds Trust

Statements of Operations
For the year ended December 31, 2000

                                              Growth       Fixed      New York
                                               and         Income     Tax-Free
                                           Income Fund      Fund     Bond Fund
                                           ------------  ----------  ----------
Investment Income:
 Interest................................. $         --  $3,040,025  $1,560,042
 Dividends................................    1,000,923     106,314      14,146
                                           ------------  ----------  ----------
Total Investment Income...................    1,000,923   3,146,339   1,574,188
                                           ------------  ----------  ----------
Expenses:
 Investment advisory......................      628,630     237,167     122,051
 Administration...........................      171,446      64,683      40,684
 Service Organization:
  Class B Shares(a).......................       29,691          16       2,174
  Class C Shares(a).......................          606          --         198
 Distribution:
  Class A Shares..........................        3,487         106      45,174
  Class B Shares(a).......................       44,536          24       3,261
  Class C Shares(a).......................          909          --         297
 Custodian................................       16,435       7,600       4,781
 Legal....................................      130,108      50,189      30,753
 Transfer agent...........................      125,325      24,435      92,369
 Other....................................      144,459      67,882      49,836
                                           ------------  ----------  ----------
  Total expenses before contractual fee
   reductions.............................    1,295,632     452,102     391,578
  Contractual and voluntary fee
   reductions.............................      (72,295)    (21,568)    (41,522)
                                           ------------  ----------  ----------
Net expenses..............................    1,223,337     430,534     350,056
                                           ------------  ----------  ----------
Net Investment Income.....................     (222,414)  2,715,805   1,224,132
                                           ------------  ----------  ----------
Net Realized/Unrealized Gains (Losses)
 from Investments:
 Net realized gains (losses) from
  investment transactions.................      604,305    (282,363)     26,489
 Net realized gains from options
  transactions............................       47,506          --          --
 Change in unrealized
  appreciation/depreciation from
  investment and options transactions.....  (12,322,412)    652,600   1,463,018
                                           ------------  ----------  ----------
 Net realized/unrealized gains/(losses)
  from investments and options............  (11,670,601)    370,237   1,489,507
                                           ------------  ----------  ----------
Change in net assets resulting from
 operations............................... $(11,893,015) $3,086,042  $2,713,639
                                           ============  ==========  ==========

--------
(a) The Fixed Income Fund Class B Shares and the New York Tax-Free Bond Fund Class C Shares commenced operations on November 6, 2000 and September 11, 2000, respectively.

See notes to financial statements.

HSBC Mutual Funds Trust

Statements of Changes in Net Assets

                                                     Growth and Income Fund
                                                    --------------------------
                                                    December 31,  December 31,
                                                        2000          1999
                                                    ------------  ------------
Investment Activities:
Operations:
 Net investment income (loss)...................... $   (222,414) $    149,623
 Net realized gains (losses) from investment and
  options transactions.............................      651,811    12,129,768
 Change in unrealized appreciation (depreciation)
  from investments.................................  (12,322,412)    7,082,383
                                                    ------------  ------------
 Change in net assets resulting from operations....  (11,893,015)   19,361,774
                                                    ------------  ------------
Dividends:
 From net investment income:
  Class A Shares...................................      (11,705)     (137,848)
  Class B Shares(a)................................           --           (64)
  Class C Shares(b)................................           --            (6)
 In excess of net investment income:
  Class A Shares...................................           --            --
 From net realized gains from investment and
  options transactions:
  Class A Shares...................................   (3,596,177)  (10,530,718)
  Class B Shares(a)................................     (229,993)     (250,808)
  Class C Shares(b)................................       (5,468)       (2,072)
                                                    ------------  ------------
 Change in net assets from shareholder dividends...   (3,843,343)  (10,921,516)
                                                    ------------  ------------
 Change in net assets from capital share
  transactions.....................................   (5,544,128)    6,316,652
                                                    ------------  ------------
 Change in Net Assets..............................  (21,280,486)   14,756,910
                                                    ------------  ------------
Net Assets:
 Beginning of period...............................  121,023,850   106,266,940
                                                    ------------  ------------
 End of period..................................... $ 99,743,364  $121,023,850
                                                    ============  ============

--------
(a) The Growth and Income Fund, Class B Shares commenced operations on July 1, 1999.
(b) The Growth and Income Fund, Class C Shares commenced operations on July 1, 1999.

See notes to financial statements.

HSBC Mutual Funds Trust

Statements of Changes in Net Assets

                                                         New York Tax-Free
                              Fixed Income Fund              Bond Fund
                           -------------------------  ------------------------
                            December    December 31,   December     December
                            31, 2000        1999       31, 2000     31, 1999
                           -----------  ------------  -----------  -----------
Investment Activities:
Operations:
 Net investment income ... $ 2,715,805  $  2,638,570  $ 1,224,132  $ 1,414,437
 Net realized gains
  (losses) from investment
  and options
  transactions............    (282,363)     (405,827)      26,489     (125,254)
 Change in unrealized
  appreciation
  (depreciation) from
  investments.............     652,600    (3,184,724)   1,463,018   (2,457,036)
                           -----------  ------------  -----------  -----------
 Change in net assets
  resulting from
  operations..............   3,086,042      (951,981)   2,713,639   (1,167,853)
                           -----------  ------------  -----------  -----------
Dividends:
 From net investment
  income:
  Class A Shares..........  (2,715,633)   (2,649,910)  (1,206,858)  (1,410,156)
  Class B Shares(a).......        (171)           --      (15,863)      (4,281)
  Class C Shares(b).......          --            --       (1,411)          --
 In excess of net
  investment income:
  Class A Shares..........          --            --           --      (18,944)
 From net realized gains
  from investment and
  options transactions:
  Class A Shares..........          --            --           --           --
  Class B Shares(a).......          --            --           --           --
  Class C Shares(b).......          --            --           --           --
                           -----------  ------------  -----------  -----------
 Change in net assets from
  shareholder dividends...  (2,715,804)   (2,649,910)  (1,224,132)  (1,433,381)
                           -----------  ------------  -----------  -----------
 Change in net assets from
  capital share
  transactions............     708,700    (7,879,139)  (2,712,866)  (2,599,702)
                           -----------  ------------  -----------  -----------
 Change in Net Assets.....   1,078,938   (11,481,030)  (1,223,359)  (5,200,936)
                           -----------  ------------  -----------  -----------
Net Assets:
 Beginning of period......  42,352,528    53,833,558   28,467,103   33,668,039
                           -----------  ------------  -----------  -----------
 End of period............ $43,431,466  $ 42,352,528  $27,243,744  $28,467,103
                           ===========  ============  ===========  ===========

--------
(a) The Fixed Income Fund and the New York Tax-Free Bond Fund Class B Shares commenced operations on November 6, 2000, and July 1, 1999, respectively.
(b) The New York Tax-Free Bond Fund Class C Shares commenced operations on September 11, 2000.

See notes to financial statements.

HSBC Mutual Funds Trust

Notes to Financial Statements
December 31, 2000

1.Organization:

  HSBC Mutual Funds Trust (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The accompanying financial statements are for the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (individually a "Fund", collectively the "Funds").

  The Funds are authorized to issue three classes of shares as follows: Class A Shares, Class B Shares, and Class C Shares. As of December 31, 2000, the Fixed Income Fund had not issued Class C Shares. Each class has identical rights and privileges except with respect to the distribution and service organization fees paid by each respective class, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

2.Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Bonds and other fixed-income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such

HSBC Mutual Funds Trust
  securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

  In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fixed Income Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets.

  Security Transactions and Related Income:

  Security transactions are recorded on the date the security is purchased or sold ("trade date"). Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation:

  Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses, which are applicable to all Funds, are allocated among them on the basis of relative net assets or another appropriate basis. Expenses specific to a class are charged to that class.

  Options:

  The Funds may purchase and write (sell) put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for purposes of earning additional income (i.e. speculation).

  The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

  In writing an option, the Funds contract with a specified counter-party to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counter-party. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy

HSBC Mutual Funds Trust
  or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

  The following is a summary of written call option activity for the year ended December 31, 2000, for the Growth and Income Fund:

                                                               Call Options
                                                            -------------------
                                                            Number of
                                                            Contracts Premiums
                                                            --------- ---------
   Balance at beginning of year............................      50   $  26,724
   Options written.........................................   1,746     737,435
   Options closed..........................................  (1,706)   (728,520)
                                                             ------   ---------
   Options outstanding at end of period....................      90   $  35,639
                                                             ======   =========

  Federal Income Taxes and Dividends:

  Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. The Growth and Income Fund declares and pays, as a semi-annual dividend, substantially all net investment income. The Fixed Income and New York Tax-Free Bond Funds declare dividends from net investment income daily and pay them monthly. Net realized gains for the Funds, if any, are distributed at least annually. To the extent that net realized gains of a Fund can be reduced by any capital loss carryovers of that Fund, such gains will not be distributed. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies. Accordingly, no provision for federal or excise tax is required.

  The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from the generally accepted accounting principles of the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

  As of December 31, 2000, the following reclassifications have been made to increase (decrease) the indicated accounts:

                                                        Accumulated
                                                            Net
                                                        Investment
                                                          Income     Capital
                                                        ----------- ---------
   Growth and Income Fund..............................  $222,414   $(222,414)
   Fixed Income Fund...................................    19,342     (19,342)

HSBC Mutual Funds Trust

3.Related Party Transactions:

  Investment Adviser:

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser (the "Adviser") for the Fund. The Adviser is the North American investment management affiliate of HSBC Holdings plc. As compensation for its services, the Adviser is entitled to a fee accrued daily, and paid monthly, at the following annual rates:

                                                      Investment Advisory Fee
                                                                Rate
                                                      ------------------------
                                                      Growth and  Fixed Income
   Based on each Fund's Average Daily Net Assets      Income Fund     Fund
   ---------------------------------------------      ----------- ------------
   Up to $400 million................................   0.550%       0.550%
   In excess of $400 million but not exceeding $800
    million..........................................   0.505%       0.505%
   In excess of $800 million but not exceeding $1.2
    billion..........................................   0.460%       0.460%
   In excess of $1.2 billion but not exceeding $1.6
    billion..........................................   0.415%       0.415%
   In excess of $1.6 billion but not exceeding $2.0
    billion..........................................   0.370%       0.370%
   In excess of $2.0 billion.........................   0.315%       0.315%

                                Investment
                             Advisory Fee Rate
                             -----------------
                                 New York
   Portion of the Fund's         Tax-Free
   Average Daily Net Assets      Bond Fund
   ------------------------  -----------------
   Up to $300 million......       0.450%
   In excess of $300
    million but not
    exceeding $600
    million................       0.420%
   In excess of $600
    million but not
    exceeding $1.0
    billion................       0.385%
   In excess of $1.0
    billion but not
    exceeding $1.5
    billion................       0.350%
   In excess of $1.5
    billion but not
    exceeding $2.0
    billion................       0.315%
   In excess of $2.0
    billion................       0.280%

  Administrator:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers are affiliated, serves the Trust as administrator. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust. In accordance with the terms of the Management and Administration Agreement, BISYS is entitled to a fee accrued daily, and paid monthly, at the following rate:

                                                                 Administration
   Based on each Fund's Average Daily Net Assets                    Fee Rate
   ---------------------------------------------                 --------------
   Up to $200 million...........................................     0.150%
   In excess of $200 million but not exceeding $400 million.....     0.125%
   In excess of $400 million but not exceeding $600 million.....     0.100%
   In excess of $600 million....................................     0.080%

HSBC Mutual Funds Trust

  Distribution Plan:

  BISYS Fund Services Limited Partnership (the "Distributor") serves as distributor of the Funds. The Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to the Distributor for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% (0.50% for the Growth and Income Fund) of the average net assets for Class A Shares, and 0.75% of the average net assets for Class B Shares and Class C Shares. The Distributor is entitled to receive commissions on sales of shares of the Funds. For the year ended December 31, 2000, the total commission the Distributor received, retained, and re-allowed to affiliated broker/dealers of the Funds are as follow:

                                                                   Commissions
                                                    Commissions   Reallowed to
                                         Total      Retained by    Affiliated
                                      Commissions the Distributor Broker/Dealer
                                      ----------- --------------- -------------
   Growth and Income Fund............   $38,976        $285          $38,691
   Fixed Income Fund.................        91           1               90
   New York Tax-Free Bond Fund.......    10,802           0           10,802
                                        -------        ----          -------
                                        $49,869        $286          $49,588
                                        =======        ====          =======

  Service Organization:

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization provides record-keeping and certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Funds on an annual basis will not exceed 0.35% (Class A Shares) and 0.50% (Class B Shares and Class C Shares) of the average daily net assets of the Funds' shares held in the sub-accounts of the Service Organizations. During the year ended December 31 2000, the Class A Shares did not participate in any service agreement.

  Fund Accountant, Transfer Agent, and Custodian:

  BISYS provides fund accounting and transfer agent services for the Funds. In addition, Bank of New York serves as custodian for the Funds. For these services to the Funds, BISYS and Bank of New York receive an annual fee accrued daily and paid monthly.

  Legal Counsel:

  A partner of the Trust's legal counsel serves as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison serves as the Trust's legal counsel.

HSBC Mutual Funds Trust

  Fee Reductions:

  Information regarding contracted & voluntary fee reductions is as follows for the year ended December 31, 2000:

                                        Investment                    Service
                                         Advisory   Administration Organization
                                           Fees          Fees          Fees
                                        Voluntarily Contractually  Contractually
                                          Reduced      Reduced        Reduced
                                        ----------- -------------- -------------
   Growth and Income Fund..............   $    --      $57,147        $15,148
   Fixed Income Fund...................        --       21,560              8
   New York Tax-Free Bond Fund.........    26,775       13,561          1,186

4.Portfolio Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000, were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
   Growth and Income Fund.............................. $75,448,087 $85,852,780
   Fixed Income Fund...................................  25,681,803  22,538,881
   New York Tax-Free Bond Fund.........................   5,426,260   8,061,370

HSBC Mutual Funds Trust

5.Capital Share Transactions:

  The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in capital and shares of beneficial interest by class for the year ended December 31, 2000, were as follows:

                                                                                       New York Tax-Free
                              Growth and Income Fund        Fixed Income Fund              Bond Fund
                             --------------------------  -------------------------  ------------------------
                               For the       For the       For the      For the       For the      For the
                              year ended    year ended   year ended    year ended   year ended   year ended
                             December 31,  December 31,   December    December 31,   December     December
                                 2000          1999       31, 2000        1999       31, 2000     31, 1999
                             ------------  ------------  -----------  ------------  -----------  -----------
   CAPITAL TRANSACTIONS:
   Class A Shares:
    Proceeds from shares
     issued................  $  7,186,194  $  9,955,766  $ 4,086,906  $  6,778,445  $   599,785  $ 1,276,057
    Dividends reinvested...     3,192,429     9,322,388       35,594        45,015      572,789      861,424
    Cost of shares
     redeemed..............   (20,692,430)  (16,362,843)  (3,468,527)  (14,702,599)  (4,369,778)  (5,139,821)
                             ------------  ------------  -----------  ------------  -----------  -----------
    Class A Shares capital
     transactions..........   (10,313,807)    2,915,311      653,973    (7,879,139)  (3,197,204)  (3,002,340)
                             ------------  ------------  -----------  ------------  -----------  -----------
   Class B Shares (a):
    Proceeds from shares
     issued................     5,214,939     3,150,439       54,727            --      627,227      403,571
    Dividends reinvested...       229,641       250,838           --            --       13,757        4,022
    Cost of shares
     redeemed..............      (780,041)      (24,436)          --            --     (307,013)      (4,955)
                             ------------  ------------  -----------  ------------  -----------  -----------
    Class B Shares capital
     transactions..........     4,664,539     3,376,841       54,727            --      333,971      402,638
                             ------------  ------------  -----------  ------------  -----------  -----------
   Class C Shares (b):
    Proceeds from shares
     issued................       145,827        22,455           --            --      149,392           --
    Dividends reinvested...         5,468         2,045           --            --          975           --
    Cost of shares
     redeemed..............       (46,155)           --           --            --           --           --
                             ------------  ------------  -----------  ------------  -----------  -----------
    Class C Shares capital
     transactions..........       105,140        24,500           --            --      150,367           --
                             ------------  ------------  -----------  ------------  -----------  -----------
   Change in net assets
    from capital
    transactions...........  $ (5,544,128) $  6,316,652  $   708,700  $ (7,879,139) $(2,712,866) $(2,599,702)
                             ============  ============  ===========  ============  ===========  ===========
   SHARE TRANSACTIONS:
   Class A Shares:
    Issued.................       487,954       684,171      424,237       685,707       55,161      111,664
    Reinvested.............       213,384       646,833        3,694         4,510       52,581       76,461
    Redeemed...............    (1,404,241)   (1,115,495)    (361,252)   (1,476,476)    (402,183)    (461,798)
                             ------------  ------------  -----------  ------------  -----------  -----------
    Change in Class A
     Shares................      (702,903)      215,509       66,679      (786,259)    (294,441)    (273,673)
                             ------------  ------------  -----------  ------------  -----------  -----------
   Class B Shares (a):
    Issued.................       354,158       216,842        5,669            --       56,992       36,607
    Reinvested.............        15,559        17,554           --            --        1,260          372
    Redeemed...............       (53,875)       (1,712)          --            --      (28,293)        (458)
                             ------------  ------------  -----------  ------------  -----------  -----------
    Change in Class B
     Shares................       315,842       232,684        5,669            --       29,959       36,521
                             ------------  ------------  -----------  ------------  -----------  -----------
   Class C Shares (b):
    Issued.................        10,103         1,426           --            --       13,487           --
    Reinvested.............           368           142           --            --           88           --
    Redeemed...............        (3,089)           --           --            --           --           --
                             ------------  ------------  -----------  ------------  -----------  -----------
    Change in Class C
     Shares................         7,382         1,568           --            --       13,575           --
                             ------------  ------------  -----------  ------------  -----------  -----------
   Change in shares from
    share transactions.....      (379,679)      449,761       72,348      (786,259)    (250,907)    (237,152)
                             ============  ============  ===========  ============  ===========  ===========

--------
  (a) The Growth and Income Fund and the New York Tax-Free Bond Fund Class B Shares commenced operations on July 1, 1999. The Fixed Income Fund Class B Shares commenced operations on November 6, 2000.
  (b) The Growth and Income Fund and the New York Tax-Free Bond Fund Class C Shares commenced operations on July 1, 1999 and September 11, 2000, respectively.

HSBC Mutual Funds Trust

6.Concentration of Credit Risk:

  The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7.Realized Loss Carryforwards

  For Federal income tax purposes, the following funds have capital loss carryforwards as of December 31, 2000 which are available to offset future gains, if any:

                                                                Amount   Expires
                                                              ---------- -------
      Fixed Income Fund...................................... $1,377,021  2004
                                                                 363,749  2005
                                                                 244,634  2007
                                                                 297,717  2008
                                                              ----------
                                                              $2,283,121
                                                              ==========
      New York Tax-Free Bond Fund............................ $  486,136  2003
                                                                   5,680  2005
                                                                  75,427  2007
                                                                  23,338  2008
                                                              ----------
                                                              $  590,581
                                                              ==========

8.Federal Income Tax Information (Unaudited)

  Federal income tax information for the taxable year ended December 31, 2000 was as follows:

                                                          Long-Term   Dividends
                                             Tax-Exempt  Capital Gain  Received
                                            Distribution Distribution Dedution %
                                            ------------ ------------ ----------
   Growth and Income Fund..................  $       --   $2,640,657      79%
   New York Tax-Free Bond Fund.............   1,221,080           --      --

  Losses incurred after October 31, within the Funds fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and will elect to defer the following realized losses:

                                                                         Amount
                                                                        --------
      Fixed Income Fund................................................ $166,001

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                            GROWTH AND INCOME FUND

Selected per share data for a share outstanding throughout each period indicated.

                                            Class A Shares
                              -------------------------------------------------
                                   For the years ended December 31,
                              -------------------------------------------------
                               2000         1999      1998     1997      1996
                              -------     --------  --------  -------  --------
Net Asset Value, Beginning
 of Period..................  $ 14.92     $  13.86  $  12.36  $ 16.28  $  14.77
                              -------     --------  --------  -------  --------
Investment Activities:
 Net investment income
  (loss)....................    (0.02)        0.02      0.07     0.18      0.18
 Net realized and unrealized
  gains (losses) from
  investment and options
  transactions..............    (1.48)        2.47      3.23     4.28*     2.46
                              -------     --------  --------  -------  --------
Total from Investment
 Activities.................    (1.50)        2.49      3.30     4.46      2.64
                              -------     --------  --------  -------  --------
Dividends:
 Net investment income......    (0.00)(a)    (0.02)    (0.08)   (0.19)    (0.18)
 Net realized gains from
  investment and options
  transactions..............    (0.51)       (1.41)    (1.72)   (8.19)    (0.95)
                              -------     --------  --------  -------  --------
Total Dividends.............    (0.51)       (1.43)    (1.80)   (8.38)    (1.13)
                              -------     --------  --------  -------  --------
Net Asset Value, End of
 Period.....................  $ 12.91     $  14.92  $  13.86  $ 12.36  $  16.28
                              =======     ========  ========  =======  ========
Total Return (excludes sales
 charge)....................   (10.52%)      18.48%    26.97%   27.42%    17.90%
Ratios/Supplemental Data:
 Net assets at end of period
  (000's)...................  $92,646     $117,542  $106,267  $55,195  $140,688
 Ratio of expenses to
  average net assets........     1.02%        0.88%     0.89%    0.83%     0.85%
 Ratio of net investment
  income to average net
  assets....................    (0.14%)       0.14%     0.58%    0.95%     1.43%
 Ratio of expenses to
  average net assets**......     (b)          1.00%     1.01%    0.95%     0.96%
 Portfolio turnover***......    67.17%       94.36%    82.19%   69.07%    61.68%

--------
(a)  Less than $0.005 per share.
(b) For the year ended December 31, 2000, there were no voluntary fee reductions/reimbursements.
  * In addition to the net realized and unrealized gains from investment transactions, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to December 31, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Porfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                             GROWTH AND INCOME FUND

Selected per share data for a share outstanding throughout each period indicated.

                                    Class B Shares        Class C Shares
                                    ----------------      ----------------
                                    For the years ended December
                                                 31,
                                    --------------------------------------
                                     2000     1999*        2000     1999*
                                    -------   ------      -------   ------
Net Asset Value, Beginning of
 Period............................ $ 14.86   $15.32      $ 14.86   $15.32
                                    -------   ------      -------   ------
Investment Activities:
 Net investment income (loss)......   (0.13)   (0.03)       (0.16)   (0.06)
 Net realized and unrealized gains
  (losses) from investment and
  options transactions.............   (1.49)    0.98        (1.46)    1.01
                                    -------   ------      -------   ------
Total from Investment Activities...   (1.62)    0.95        (1.62)    0.95
                                    -------   ------      -------   ------
Dividends:
 Net investment income.............      --       --           --       --
 Net realized gains from investment
  and options transactions.........   (0.51)   (1.41)       (0.51)   (1.41)
                                    -------   ------      -------   ------
Total Dividends....................   (0.51)   (1.41)       (0.51)   (1.41)
                                    -------   ------      -------   ------
Net Asset Value, End of Period..... $ 12.73   $14.86      $ 12.73   $14.86
                                    =======   ======      =======   ======
Total Return (excludes sales
 charge)...........................  (11.39%)   6.68%(a)   (11.39%)   6.68%(a)
Ratios/Supplemental Data:
 Net assets at end of period
  (000's).......................... $ 6,984   $3,459      $   114   $   23
 Ratio of expenses to average net
  assets...........................    2.05%    1.77%(b)     2.04%    1.72%(b)
 Ratio of net investment income to
  average net assets...............   (1.16%)  (0.87%)(b)   (1.17%)  (0.81%)(b)
 Ratio of expenses to average net
  assets**.........................    (c)      2.13%(b)     (c)      2.07%(b)
 Portfolio turnover***.............   67.17%   94.36%       67.17%   94.36%

--------
(a)  Not annualized.
(b)  Annualized.
(c) For the year ended Decemeber 31, 2000, there were no voluntary fee reductions/reimbursements.
  *  Class B Shares and Class C Shares commenced operations on July 1, 1999.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to December 31, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Porfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                               FIXED INCOME FUND

Selected per share data for a share outstanding throughout each period indicated.

                                               Class A Shares
                                  ---------------------------------------------
                                      For the years ended December 31,
                                  ---------------------------------------------
                                   2000     1999      1998     1997      1996
                                  -------  -------   -------  -------  --------
Net Asset Value, Beginning of
 Period.........................  $  9.61  $ 10.37   $ 10.12  $  9.89  $  10.28
                                  -------  -------   -------  -------  --------
Investment Activities:
 Net investment income..........     0.61     0.57      0.57     0.59      0.59
 Net realized and unrealized
  gains (losses) from investment
  transactions..................     0.09    (0.76)     0.25     0.23     (0.39)
                                  -------  -------   -------  -------  --------
Total from Investment
 Activities.....................     0.70    (0.19)     0.82     0.82      0.20
                                  -------  -------   -------  -------  --------
Dividends:
 Net investment income..........    (0.61)   (0.57)    (0.57)   (0.59)    (0.59)
                                  -------  -------   -------  -------  --------
Total Dividends.................    (0.61)   (0.57)    (0.57)   (0.59)    (0.59)
                                  -------  -------   -------  -------  --------
Net Asset Value, End of Period..  $  9.70  $  9.61   $ 10.37  $ 10.12  $   9.89
                                  =======  =======   =======  =======  ========
Total Return (excludes sales
 charge)........................     7.48%   (1.86%)    8.33%    8.62%     2.11%
Ratios/Supplemental Data:
 Net assets at end of period
  (000's).......................  $43,376  $42,353   $53,834  $61,402  $104,875
 Ratio of expenses to average
  net assets....................     1.00%    0.92%     0.89%    0.88%     0.88%
 Ratio of net investment income
  to average net assets.........     6.30%    5.70%     5.59%    6.00%     5.94%
 Ratio of expenses to average
  net assets*...................    (a)       1.04%     1.01%    1.00%     0.98%
 Portfolio turnover.............    54.57%   75.75%    71.05%   60.98%   156.05%

--------
(a) For the year ended December 31, 2000, there were no voluntary fee reductions/reimbursements.
 * During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to December 31, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                               FIXED INCOME FUND

Selected per share data for a share outstanding throughout each period indicated.

                                                               Class B Shares
                                                             ------------------
                                                               For the period
                                                             ended December 31,
                                                                   2000*
                                                             ------------------
Net Asset Value, Beginning of Period........................       $ 9.56
                                                                   ------
Investment Activities:
 Net investment income......................................         0.07
 Net realized and unrealized gains/(losses) from investment
  transactions..............................................         0.14
                                                                   ------
Total from Investment Activities............................         0.21
                                                                   ------
Dividends:
 Net investment income......................................        (0.07)
                                                                   ------
Total Dividends.............................................        (0.07)
                                                                   ------
Net Asset Value, End of Period..............................       $ 9.70
                                                                   ======
Total Return (excludes redemption charge)...................         2.24%(a)
Ratios/Supplemental Data:
 Net assets at end of period (000's)........................       $   55
 Ratio of expenses to average net assets....................         2.30%(b)
 Ratio of net investment income to average net assets.......         5.32%(b)
 Portfolio turnover.........................................        54.57%

--------
(a)  Not annualized.
(b)  Annualized.
 *  Class B Shares commenced operations on November 6, 2000.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND

Selected per share data for a share outstanding throughout each period indicated.

                                              Class A Shares
                                  --------------------------------------------
                                     For the years ended December 31,
                                  --------------------------------------------
                                   2000     1999      1998     1997     1996
                                  -------  -------   -------  -------  -------
Net Asset Value, Beginning of
 Period.......................... $ 10.73  $ 11.64   $ 11.48  $ 11.05  $ 11.17
                                  -------  -------   -------  -------  -------
Investment Activities:
 Net investment income...........    0.49     0.51      0.51     0.53     0.55
 Net realized and unrealized
  gains (losses) from investment
  transactions...................    0.61    (0.91)     0.16     0.43    (0.12)
                                  -------  -------   -------  -------  -------
Total from Investment
 Activities......................    1.10    (0.40)     0.67     0.96     0.43
                                  -------  -------   -------  -------  -------
Dividends:
 Net investment income...........   (0.49)   (0.51)    (0.51)   (0.53)   (0.55)
                                  -------  -------   -------  -------  -------
Total Dividends..................   (0.49)   (0.51)    (0.51)   (0.53)   (0.55)
                                  -------  -------   -------  -------  -------
Net Asset Value, End of Period... $ 11.34  $ 10.73   $ 11.64  $ 11.48  $ 11.05
                                  =======  =======   =======  =======  =======
Total Return (excludes sales
 charge).........................   10.56%   (3.58%)    5.99%    8.97%    3.99%
Ratios/Supplemental Data:
 Net assets at end of period
  (000's)........................ $26,336  $28,075   $33,668  $37,524  $41,975
 Ratio of expenses to average net
  assets.........................    1.28%    1.08%     0.96%    0.92%    0.91%
 Ratio of net investment income
  to average net assets..........    4.53%    4.40%     4.47%    4.79%    5.02%
 Ratio of expenses to average net
  assets*........................    1.37%    1.31%     1.28%    1.24%    1.21%
 Portfolio turnover**............   20.91%   11.85%    56.81%   35.64%   87.40%

--------
 * During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to December 31, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
** Porfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND

Selected per share data for a share outstanding throughout each period indicated.

                                                    Class B Shares
                                        ---------------------------------------
                                        For the year ended For the period ended
                                        December 31, 2000   December 31, 1999*
                                        ------------------ --------------------
Net Asset Value, Beginning of Period...       $10.72              $11.21
                                              ------              ------
Investment Activities:
 Net investment income.................         0.40                0.19
 Net realized and unrealized gains
  (losses) from investment
  transactions.........................         0.62               (0.49)
                                              ------              ------
 Total from Investment Activities......         1.02               (0.30)
                                              ------              ------
Dividends:
 Net investment income.................        (0.40)              (0.19)
                                              ------              ------
 Total Dividends.......................        (0.40)              (0.19)
                                              ------              ------
Net Asset Value, End of Period.........       $11.34              $10.72
                                              ======              ======
Total Return (excludes redemption
 charge)...............................         9.61%              (2.71%)(a)
Ratios/Supplemental Data:
 Net assets at end of period (000's)...       $  754              $  392
 Ratio of expenses to average net
  assets...............................         2.14%               2.01%(b)
 Ratio of net investment income to
  average net assets...................         3.65%               3.37%(b)
 Ratio of expenses to average net
  assets**.............................         2.26%               2.35%(b)
 Portfolio turnover rate ***...........        20.91%              11.85%

--------
(a)   Not annualized.
(b)   Annualized.
  *   Class B Shares commenced operations on July 1, 1999.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to December 31, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Porfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND

Selected per share data for a share outstanding throughout each period indicated.

                                                              Class C Shares
                                                           --------------------
                                                           For the period ended
                                                            December 31, 2000*
                                                           --------------------
Net Asset Value, Beginning of Period......................        $11.10
                                                                  ------
Investment Activities:
 Net investment income....................................          0.12
 Net realized and unrealized gains/(losses) from
  investment transactions.................................          0.24
                                                                  ------
 Total from Investment Activities.........................          0.36
                                                                  ------
Dividends:
 Net investment income....................................         (0.12)
                                                                  ------
 Total Dividends..........................................         (0.12)
                                                                  ------
Net Asset Value, End of Period............................        $11.34
                                                                  ======
Total Return (excludes redemption charge).................          3.27%(a)
Ratios/Supplemental Data:
 Net assets at end of period (000's)......................        $  154
 Ratio of expenses to average net assets..................          2.16%(b)
 Ratio of net investment income to average net assets.....          3.52%(b)
 Ratio of expenses to average net assets**................          2.36%(b)
 Portfolio turnover rate **...............................         20.91%

--------
(a)  Not Annualized.
(b)  Annualized.
 *  Class C Shares commenced operations on September 11, 2000.
** Porfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

                        Report of Independent Auditors

The Board of Trustees and Shareholders
HSBC Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments and options written, of the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (three of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth & Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

New York, New York
February 20, 2001

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC.]
--------------------------------------------------------------------------------

                                            Growth and Income Fund
                                            Fixed Income Fund
                                            New York Tax-Free Bond Fund

HSBC SM Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            2/01
Annual Report
December 31, 2000

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services